UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2017 (May 16, 2017)

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
 (Commission File Number)

Maryland (Essex Property Trust, Inc.) California (Essex Portfolio, L.P.)	77-0369576 (Essex Property Trust, Inc.) 77-0369575 (Essex Portfolio, L.P.)
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1100 Park Place, Suite 200
San Mateo, CA 94403
           (Address of principal executive offices) (Zip Code)

(650) 655-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Essex Property Trust, Inc.	Emerging growth Company	☐
Essex Portfolio, L.P	Emerging growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 16, 2017, the Company held its Annual Meeting of Stockholders, at which the stockholders:

1.
Elected the following nominees to serve as directors until the 2018 annual meeting or until their successors are elected and qualified: Keith R. Guericke, Irving F. Lyons, III, George M. Marcus, Gary P. Martin, Issie N. Rabinovitch, Thomas E. Robinson, Michael J. Schall, Byron A. Scordelis, and Janice L. Sears.

2.	Ratified the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2017.

3.	Cast an advisory vote approving the Company's named executive officer compensation as disclosed in the proxy statement.

4.	Cast an advisory vote recommending an annual advisory vote on the Company's named executive officer compensation.

As of the record date of February 28, 2017, for the Annual Meeting of Stockholders, there were 65,558,037 shares outstanding and entitled to vote.

(i)	The results of the voting for the directors were as follows:

	Affirmative	Withheld
Keith R. Guericke	55,532,973	1,288,482
Irving F. Lyons, III	38,340,259	18,481,196
George M. Marcus	55,036,464	1,784,991
Gary P. Martin	38,008,818	18,812,637
Issie N. Rabinovitch	52,470,079	4,351,376
Thomas E. Robinson	55,769,611	1,051,844
Michael J. Schall	55,734,260	1,087,195
Byron A. Scordelis	45,819,286	11,002,169
Janice L. Sears	56,322,575	498,880

There were 2,924,613 broker non-votes with respect to the election of the Company’s directors.

(ii)	The results of the voting for the ratification of KPMG, LLP as the Company’s registered public accounting firm for 2017 were as follows:

For	Against	Abstentions	Broker Non-Votes
59,182,028	519,250	44,790	0

(iii)	The results of the advisory vote to approve named executive officer compensation as disclosed in the proxy were as follows:

For	Against	Abstentions	Broker Non-Votes
54,558,332	1,290,458	972,665	2,924,613

(iv)	The results of the advisory vote on the frequency of named executive officer compensation advisory votes were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
49,443,248	20,884	7,308,207	49,116	2,924,613

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2017
Essex Property Trust, Inc.

/s/ Angela L. Kleiman
	Name:	Angela L. Kleiman
	Title:	Executive Vice President & Chief Financial Officer

Essex Portfolio, L.P.

By: Essex Property Trust, Inc., its General Partner

/s/ Angela L. Kleiman
	Name:	Angela L. Kleiman
	Title:	Executive Vice President & Chief Financial Officer